                                                                    Exhibit 10.2


               AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of June 21, 2002, is entered into by and among PEREGRINE SYSTEMS, INC., a Delaware corporation ("PARENT"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "BORROWER" and collectively, jointly and severally, the "BORROWERS"), each of the lenders that is a signatory to this Amendment (together with its successors and assigns, individually, a "LENDER" and, collectively, the "LENDERS"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "AGENT" and together with the Lenders, collectively, the "LENDER GROUP"):

                               W I T N E S S E T H

                  WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of June 12, 2002 (as amended, restated, supplemented, or modified from time to time, the "LOAN AGREEMENT");

                  WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement as set forth herein; and

                  WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement on the terms set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.       AMENDMENTS TO LOAN AGREEMENT.

         (a) SECTION 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions as follows:

                  "COMMITMENT" means, with respect to each Lender, its L/C Commitment, its Revolver Commitment, its Term Loan Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their L/C Commitments, their Revolver Commitments, their Term Loan Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
SECTION 14.1.

                  "LETTER OF CREDIT LOAN AMOUNT" means the result of (a) the aggregate amount of funds loaned by Borrowers to Issuing Lender pursuant to
SECTION 2.12(a) of this Agreement, MINUS (b) the aggregate amount offset or recouped by Issuing Lender in connection with a drawing of a Letter of Credit pursuant to SECTION 2.12(a), MINUS (c) the aggregate amount (if any) of the funds described above in clause (a) of this definition which is returned to a Borrower for any reason.

                  "PRO RATA SHARE" means:

                           (a)      with respect to a Lender's obligation to
make Advances (other than Advances made or deemed made in connection with an L/C Disbursement) and receive payments of principal, interest, fees, costs, and expenses with respect thereto, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders,

                           (b)      with respect to a Lender's obligation to
participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, the percentage obtained by dividing (i) such Lender's L/C Commitment, by (ii) the aggregate L/C Commitments of all Lenders,

                           (c)      with respect to a Lender's obligation to
make the Term Loan and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the aggregate amount of all Lenders' Term Loan Commitments, and

                           (d)      with respect to all other matters (including
the indemnification obligations arising under SECTION 16.7), the percentage obtained by dividing (i) such Lender's Total Commitment, by (ii) the aggregate amount of Total Commitments of all Lenders; PROVIDED, HOWEVER, that, in each case, in the event all Commitments have been terminated, Pro Rata Share shall be determined according to the Commitments in effect immediately prior to such termination.

                  "REVOLVER CONDITIONS" means that (a) no Default or Event of Default has occurred and is continuing, (b) the condition set forth in SECTION 3.2(b) has been satisfied without regard to whether the time period permitted thereby has elapsed, and (c) Agent has been able to syndicate (on terms and conditions satisfactory to Agent in its sole discretion) not less than $44,000,000 of the Total Commitment hereunder to one or more financial institutions acceptable to Agent in its sole discretion such that the amount of the Total Commitments hereunder is not less than $100,000,000.

                  "REVOLVER RESERVE" means, as of determination, (a) prior to the satisfaction of the Revolver Conditions, (i) $100,000,000, MINUS (ii) the Dollar amount available to be drawn under Letters of Credit issued as of such date of determination (for the avoidance of doubt, if and when a Letter of Credit is drawn, is reduced or expires undrawn, the Revolver Reserve would automatically increase on a Dollar-for-Dollar basis in the amount of such drawing, such reduction, or, in the case of a Letter of Credit expiring without being drawn, the amount of such Letter of Credit), MINUS (iii) the then outstanding principal amount of the Term Loan, and (b) after the satisfaction of the Revolver Conditions, zero.

         (b) SECTION 1.1 of the Loan Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order:

                  "L/C COMMITMENT" means, with respect to each Lender, its L/C Commitment, and, with respect to all Lenders, their L/C Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on SCHEDULE C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 14.1.

         (c) The first sentence of SECTION 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("ADVANCES") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount LESS the sum of (x) the then outstanding principal amount of the Term Loan, (y) the Letter of Credit Usage, and (z) the Revolver Reserve, or (ii) the Borrowing Base LESS the Letter of Credit Usage."

         (d) SECTION 2.4(b)(i)L. and SECTION 2.4(b)(i)M. of the Loan Agreement are hereby amended and restated in their entirety as follows:

                  "L. TWELFTH, if an Event of Default has occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having an L/C Commitment, as cash collateral in an amount up to 105% of (i) the then extant Letter of Credit Usage minus (ii) the then extant Letter of Credit Loan Amount, until paid in full,

                  M. THIRTEENTH, if an Event of Default has occurred and is continuing, to pay the outstanding principal balance of the Term Loan (to be applied in the inverse order of the maturity of the installments due thereunder) until the Term Loan is paid in full,"

         (e) SECTION 2.6(b) of the Loan Agreement is hereby amended by deleting the phrase "Revolver Commitment," appearing therein and replacing it with the phrase "L/C Commitment,".

         (f) SECTION 2.12(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C UNDERTAKING") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrowers. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. Prior to or concurrent with the date of each issuance of each Letter of Credit by the Issuing Lender, Borrowers shall make a loan to the Issuing Lender in a Dollar amount equal to 105% of the requested Letter of Credit. If at any time the then extant Letter of Credit Loan Amount is less than 105% of the then extant Letter of Credit Usage, Borrowers shall immediately pay to Issuing Lender an amount equal to the amount of such deficiency, which amount shall constitute a loan to Issuing Lender and shall be added to the Letter of Credit Loan Amount. Upon receipt of the proceeds of such loan the Issuing Lender shall not be obligated to segregate the proceeds thereof or pay Borrowers any interest thereon. Upon the drawing under any Letter of Credit issued by the Issuing Lender, Issuing Lender shall be entitled to offset or recoup the amount of such drawing from such loan amount and, thereafter, shall owe Borrowers only the net amount remaining. The Issuing Lender shall only be obligated to repay the net amount of any such loan owing at such time as all of the Letters of Credit have expired or have been drawn and the Issuing Lender has been reimbursed the aggregate amount of such drawings. If requested by the Issuing Lender, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                  (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

                  (ii) the Letter of Credit Usage would exceed (y) prior to the satisfaction of the Revolver Conditions, the lesser of (1) $20,000,000, or (2) 95.238% of the then extant Letter of Credit Loan Amount, and (z) after the satisfaction of the Revolver Conditions, $25,000,000, or

                  (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount LESS the sum of (y) the outstanding principal amount of the Term Loan, and (z) the amount of outstanding Advances.

                  Borrowers and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If
(I) the then extant Letter of Credit Loan Amount is insufficient to reimburse Issuing Lender for any L/C Disbursement, or (II) Issuing Lender is in any way prevented from reimbursing itself for such L/C Disbursement by means of offset or recoupment against the then extant Letter of Credit Loan Amount (including without limitation, as a result of the operation of Section 362 of the Bankruptcy Code in connection with an Insolvency Proceeding), and if Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day following the date that Administrative Borrower receives such notice, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under SECTION 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.12(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interest may appear."

         (g) SECTION 2.12(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(b) Promptly following receipt of a notice of L/C Disbursement pursuant to SECTION 2.12(a), each Lender with an L/C Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with an L/C Commitment, the Issuing Lender shall be deemed to have granted to each Lender with an L/C Commitment, and each Lender with an L/C Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with an L/C Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with an L/C Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this SECTION 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in SECTION 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full."

         (h) Clause (i) of the first sentence of SECTION 3.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) providing cash collateral to be held by Agent for the benefit of those Lenders with an L/C Commitment in an amount equal to the result of (A) 105% of the then extant Letter of Credit Usage, MINUS (B) the then extant Letter of Credit Loan Amount,"

         (i) Clause (i) of the first sentence of SECTION 3.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) providing cash collateral to be held by Agent for the benefit of those Lenders with an L/C Commitment in an amount equal to the result of (A) 105% of the then extant Letter of Credit Usage, MINUS (B) the then extant Letter of Credit Loan Amount,"

         (j) Clause (i) of the second sentence of SECTION 3.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) providing cash collateral to be held by Agent for the benefit of those Lenders with an L/C Commitment in an amount equal to the result of (A) 105% of the then extant Letter of Credit Usage, MINUS (B) the then extant Letter of Credit Loan Amount,"

         (k) SCHEDULE C-1 to the Loan Agreement is hereby amended and restated as follows:

                                  SCHEDULE C-1
                                   COMMITMENTS


============================================================================================================================
          LENDER              REVOLVER COMMITMENT        L/C COMMITMENT     TERM LOAN COMMITMENT      TOTAL COMMITMENT
============================================================================================================================
FOOTHILL CAPITAL                  $20,000,000              $20,000,000               -0-                $20,000,000
CORPORATION
============================================================================================================================
ABLECO FINANCE LLC                $56,000,000                  -0-               $56,000,000            $56,000,000
============================================================================================================================



============================================================================================================================
ALL LENDERS                       $76,000,000              $20,000,000           $56,000,000            $76,000,000
============================================================================================================================



3. CONDITIONS PRECEDENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) Agent shall have received an amount equal to [$19,539,624.30,] in full in cash or in immediately available funds, which amount shall be added to the balance of the Letter of Credit Loan Amount;

         (b) Agent shall have received the Payoff Letter, in form and substance satisfactory to Agent, duly executed and delivered by each party thereto, and in full force and effect;

         (c) The representations and warranties in the Loan Agreement and the other Loan Documents (other than as set forth in the Disclosure Letter, to be delivered to Agent pursuant to section 14 of Exhibit A to the Post-Closing Matters Agreement, or with respect to events that have been expressly consented to in writing by the Lenders since the date on which such representations and warranties were first made) shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (d) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

         (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

4. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in SECTION 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.       MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                        PEREGRINE SYSTEMS, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE REMEDY, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        HARBINGER HOLDINGS, INC.,
                                        a California corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE E-MARKETS, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        TELCO RESEARCH CORPORATION,
                                        a Tennessee corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE CONNECTIVITY, INC.,
                                        a Georgia corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE DIAMOND, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE CALIFORNIA PADRES, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE ONTARIO BLUE JAYS, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        BALLGAME ACQUISITION CORPORATION,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        OCTOBER ACQUISITION CORPORATION,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE BODHA, INC.,
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        PEREGRINE FEDERAL SYSTEMS, INC.,
                                        an Illinois corporation


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        LORAN NETWORK SYSTEMS, LLC,
                                        a Delaware limited liability company


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation, as Agent and
                                        as a Lender


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------

                                        ABLECO FINANCE LLC,
                                        a Delaware limited liability company,
                                        as a Lender, for itself and on behalf
                                        of its Affiliate assigns


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                              ------------------------------